UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   X .

Filed by a Party other than the Registrant       .

Check the appropriate box:

      .  Preliminary Proxy Statement

      .  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  X .  Definitive Proxy Statement

      .  Definitive Additional Materials

      .  Soliciting Material Pursuant to ss. 240.14a-12

TBSS International, INC.
(Name of Registrant as Specified in its Charter)

Mark O. Van Wagoner, Shareholder, pursuant to court order (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X .  No fee required.

      .  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid: _____________________________________________________________

      .  Fee paid previously with preliminary materials.

      .  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

January 24, 2014

To the Shareholders of TBSS International, Inc.:

You are cordially invited to attend the Special Meeting of Shareholders of TBSS International, Inc. to be held at 170 South Main Street, Suite 1075, Salt Lake City, Utah  84101, 12:00 P.M., Mountain Time, Tuesday, February 18, 2014.

Information about the Special Meeting, including matters on which shareholders will act, may be found in the notice of special meeting and proxy statement accompanying this letter.  We look forward to greeting in person as many of the shareholders as possible.

               It is important that your shares be represented and voted at the meeting.  Whether or not you plan to attend the Special Meeting, please complete, sign, date, and promptly return the accompanying proxy by mail or by fax to 801-531-9926.  Returning the proxy does NOT deprive you of your right to attend the Special Meeting.  If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

Sincerely yours,

/s/ Mark O. Van Wagoner

Mark O. Van Wagoner

A TBSS International, Inc. shareholder

Authorized to take this action by

Court Order

__________________________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

__________________________________________________________________

The Special Meeting of Shareholders of TBSS International, Inc. will be held at 170 South Main Street, Suite 1075, Salt Lake City, Utah 84101, Salt Lake City, Utah 84101, 12:00 P.M., Mountain Time, Tuesday, February 18, 2013, to vote on the elections of the directors of the corporation. This action is described more fully in the Proxy Statement accompanying this Notice.

                Only shareholders who owned our common stock at the close of business on January 23, 2014, can vote at this meeting or any adjournments that may take place.  All shareholders are cordially invited to attend the meeting in person.  However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible by mail or by fax at 801-531-9926.  Your stock will be voted in accordance with the instructions you have given.  Any shareholder attending the meeting may vote in person even if he or she has previously returned a proxy.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

This action is taken pursuant to the authority granted the undersigned by court order.

/s/ Mark O. Van Wagoner

Mark O. Van Wagoner

Shareholder authorized to take this action

by court order

Dated: January 24, 2014

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE BY MAIL OR BY FAX AT 801-531-9926 SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE SPECIAL MEETING.

 TBSS INTERNATIONAL, INC.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 18, 2014

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Company pursuant to a court order (the “Court Order”) obtained by certain company shareholders in an action filed in the District Court, Clark County, State of Nevada.  The Court Order was signed by the court on January 14, 2014 and was filed and entered on January 20, 2014.  On November 25, 2013, Edward Windsor, William Windsor, Mark O. Van Wagoner, Doubler Golf, LLC and Two Cinco, LLC, each a shareholder of the Company and together owning more than 15% of the Company’s issued and outstanding shares of common stock, filed a petition in the District Court, Clark County, State of Nevada seeking authority to take any and all action necessary to call and conduct a special meeting of the Company’s shareholders for purposes of electing directors.  Such action was sought because current officers and directors of the Company has not filed required periodic reports with the SEC, have not filed reports with the State of Nevada necessary to maintain the Company’s good standing status and generally have failed to conduct the affairs and business of the Company.  On January 14, 2014, the court granted the relief sought by these shareholders in the petition.  Accordingly, pursuant to the Court Order the petitioning shareholders solicit the enclosed proxy on behalf of the Company.

The enclosed proxy is for use at the Special Meeting of Shareholders to be held on February 18, 2014, at 170 South Main Street, Suite 1075, Salt Lake City, Utah 84101, Salt Lake City, Utah 84101, 12:00 P.M., Mountain Time (the “Special Meeting”), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Shareholders.  We intend to mail this Proxy Statement and accompanying proxy card to shareholders on or about January 29, 2014.  Certain shareholders of the Company prepared this Proxy Statement for the purpose of soliciting proxies for our Special Meeting of Shareholders pursuant to the authority granted such shareholders by the Court Order. When you see the term “we,” “our,” the “Company,” it refers to TBSS International, Inc.

Availability of Annual Report on Form 10-K

Information regarding the Company is contained in its past annual report on Form 10-K and other periodic reports required by Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company makes available, free of charge its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after such documents are electronically filed with or furnished to the Securities and Exchange Commission. The Company will provide to any shareholder without charge, upon the written request of that shareholder, a copy of the Company’s last filed Annual Report on Form 10-K (without exhibits), including financial statements and the financial statement schedules.  Such reports also are available on the website maintained by the Securities and Exchange Commission at www.sec.gov.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company, at the address of the Company noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.  Attendance at the Special Meeting will not, by itself, revoke a proxy.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the Special Meeting, you must obtain from the record holder a proxy issued in your name.

Quorum; Abstentions and Broker Non-Votes

Our common stock is the only type of security entitled to vote at the Special Meeting.  Only shareholders of record at the close of business on January 23, 2014 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting.  At the close of business on the Record Date, there were 165,000,000 shares of common stock outstanding and entitled to vote.  Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.  Shares of common stock may not be voted cumulatively.

Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made.  Where no specifications are given, such proxies will be voted “FOR” the election of each nominee.  It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Special Meeting.  If, however, any matter not described in this Proxy Statement is properly presented for action at the Special Meeting, the persons named as proxies in the enclosed form of proxy will have discretionary authority to vote according to their own discretion.

Pursuant to the Company’s bylaws, the required quorum for the transaction of business at the Special Meeting is 33% of the issued and outstanding shares of the Company’s common stock entitled to vote at the Special Meeting, whether present in person or represented by proxy.  Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining.  Shares of stock represented by “broker non-votes” (i.e., shares of stock held in record name by brokers or nominees) as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter, will be treated as present for purposes of determining a quorum.

Voting

The election of a nominee named in proxy statement as a director requires the affirmative vote of the holders of a majority of a quorum present in person or represented by proxy at the Special Meeting.  Directors are elected by a plurality vote, and the three nominees who receive the most votes will be elected. In the election of Directors, votes may be cast in favor of all nominees or to withhold voting with respect to specific nominees. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Solicitation

The cost of soliciting proxies will be borne by the Company.  In addition to soliciting shareholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs.  The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Dissenter’s Rights

Neither Nevada law nor our articles of incorporation or bylaws provide our shareholders with dissenters’ rights in connection with any of the matters contained in this proxy statement.

Shareholder Proposals

In order for shareholder proposals intended to be presented at the next meeting of shareholders to be eligible for inclusion in the corporation's proxy statement and the form of proxy for such meeting, they must be received by the Corporation at its principal executive offices in accordance with SEC rules and at a reasonable time before the Company prints its proxy materials for the meeting.  If the Corporation does not receive notice of a shareholder proposal in accordance with SEC rules and within a reasonable time before the Corporation mails its proxy materials to the shareholders, then the proxies solicited by the Board of Directors may confer on the proxy committee discretionary authority to vote on the shareholder proposal.   The Board of Directors has not determined when there will be another meeting of the shareholders.

PROPOSAL NUMBER 1 – ELECTION OF DIRECTORS

Nominees

Pursuant to the authority granted by the Court Order, Michael R. Carlton, Sherry Donnell and Mark O. Van Wagoner have been nominated to serve as the only directors of the Company and to hold office until the next annual meeting of our stockholders to or until their successors are duly qualified and elected. If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute nominated pursuant to the Court Order.

The following pages set forth the name and ages of the persons nominated for election as directors, their respective principal occupations or brief employment history for the past five years and the names of other publicly-held companies of which each serves or has served as a director during the past five years.

None of the nominees have served as an officer or director of the Company prior to the date of the Special Meeting and none of nominees has received compensation from the Company for any serves rendered in the capacity of an officer or director.

Mark O. Van Wagoner, age 66.  Mr. Van Wagoner has been a licensed attorney since 1974.  He is a member the Utah Bar Association, the Salt Lake County Bar Association, the State Bar of California, the Los Angeles Bar Association and the American Bar Association.  He has practiced in the fields of securities and business litigation throughout his career and has represented licensed broker/dealers, securities clearing corporations, stock transfer agencies and several public corporations.  He has experience with anti-trust and banking litigation and has represented the business interests of several minor league sports franchises.  Mr. Van Wagoner has a Bachelor of Arts degree from Brigham Young University and a Juris Doctorate from Duke University. He is not related to any other officer or director of the Company and he is not an officer or director of another public corporation.

Michael R. Carlton, age 36.  Mr. Carlton is the Vice President of Smart Fuels Florida, LLC, a company engaged in the production of alternative energy products such as biodiesel fuel from waste vegetable oil. In that capacity he has been responsible for facility permitting, regulatory filings and the development of safety programs.  Prior to working with Smart Fuels Florida, Mr. Carlton worked as the manager of Precision Off-Road where he was responsible for project planning and development and daily facilities operations.  He is not related to any other officer or director of the Company and he is not an officer or director of another public corporation.

Sherry Donnell, age 57.  Ms Donnell is a sales manager at Structured Marketing, LLC in Carlsbad, California where she recruited and trained Structured Marketing’s insurance sales force and developed that company’s sales and marketing program.  Prior to working at Structured Marketing, Ms. Donnell at RDC West, Inc. in Carlsbad as that company’s commercial sales manager.  Ms. Donnell has a bachelors of science degree from Cal State University, Bakersfield.  She is not related to any other officer or director of the Company and she is not an officer or director of another public corporation

Our directors are appointed to hold office until the next annual meeting of our stockholders or until they resign or are removed from office in accordance with our bylaws.

THE SHAREHOLDERS SOLICITING THE ATTACHED PROXY PURSUANT TO THE COURT ORDER RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF INDIVIDUALS AS DIRECTORS OF THE COMPANY DULY QUALIFYING THEM AS THE ONLY DIRECTORS OF THE COMPANY.

SIGNIFICANT STOCKHOLDERS

The following table sets forth certain information regarding beneficial ownership of our common stock as of January 23, 2014 (i) by each person who is known by us to beneficially own more than 5% of our common stock, (ii) by each of our officers and directors, and (iii) by all of our officers and directors as a group.  The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under the SEC rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power. In addition, beneficial ownership includes any shares that the individual has the right to acquire within 60 days. Unless otherwise indicated, each person listed below has sole investment and voting power (or shares such powers with his or her spouse). In certain instances, the number of shares listed includes (in addition to shares owned directly), shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest.  As of January 23, 2014, there were 165,000,000  shares of common stock outstanding.

Name of Beneficial Owner	Number of Shares Of Common Stock Beneficially Owned	Percentage
Beneficial Owners of more than 5%:
Todd Spinelli 9113 Ridge Road New Port Richey, FL 34654	40,000,000	24.2%
Current Named Executive Officers and Directors:
Todd Spinelli 9113 Ridge Road New Port Richey, FL 32654	40,000,000	24.2%
Georgette Mathers 9113 Ridge Road New Port Richey, FL 32654	0	0.00%
All current directors & executive officers as a group (2 persons)	40,000,000	24.2%
Nominated Directors
Mark O. Van Wagoner 170 South Main Street 10th Floor Salt Lake City Utah 84101	6,000,013	3.6%
Michael R. Carlton 7 Havasu Lake Drive Pooler, GA 31322	0	0.0%
Sherry Donnell 1618 Buttercup Encinitas, CA 92024	0	0/0%
All Nominated Directors	6,000,013	3.6%

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue up to 500,000,000 shares of common stock, par value $0.001 per share of which we have 165,000,000 shares issued and outstanding. Each outstanding share of common stock entitles the holder thereof to one vote per share on all matters. Our articles of incorporation and bylaws do not provide for cumulative voting.  Stockholders do not have preemptive rights to purchase shares in any future issuance of our common stock. Upon our liquidation, dissolution or winding up, and after payment of creditors, if any, our assets will be divided pro-rata on a share-for-share basis among the holders of the shares of common stock.

The holders of shares of our common stock are entitled to dividends out of funds legally available when and as declared by our board of directors. Our board of directors has never declared a dividend and does not anticipate declaring a dividend in the foreseeable future. Should we decide in the future to pay dividends, as a holding company, our ability to do so and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiary and other holdings and investments. In addition, our operating subsidiary, from time to time, may be subject to restrictions on its ability to make distributions to us, including as a result of restrictive covenants in loan agreements, restrictions on the conversion of local currency into U.S. dollars or other hard currency and other regulatory restrictions. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to receive, ratably, the net assets available to stockholders after payment of all creditors.

Preferred Stock

We are authorized to issue up to 25,000,000 shares of preferred stock with a par value of $0.001 per share.

 Anti-takeover Effects of Our Articles of Incorporation and Bylaws

Our articles of incorporation and bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing its board of directors and management. According to our bylaws and articles of incorporation, the holders of our common stock do not have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of our issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace our board of directors or for a third party to obtain control of the Company by replacing its board of directors.

Anti-takeover Effects of Nevada Law

Business Combinations

The “business combination” provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes, or NRS, prohibit a Nevada corporation with at least 200 stockholders from engaging in various “combination” transactions with any interested stockholder: for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the transaction is approved by the board of directors prior to the date the interested stockholder obtained such status; or after the expiration of the three-year period, unless:

  ●     the transaction is approved by the board of directors or a majority of the voting power held by disinterested stockholders, or

  ●     if the consideration to be paid by the interested stockholder is at least equal to the highest of: (a) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which it became an interested stockholder, whichever is higher, (b) the market value per share of common stock on the date of announcement of the combination and the date the interested stockholder acquired the shares, whichever is higher, or (c) for holders of preferred stock, the highest liquidation value of the preferred stock, if it is higher.

A “combination” is defined to include mergers or consolidations or any sale, lease exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, with an "interested stockholder" having: (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, or (c) 10% or more of the earning power or net income of the corporation.

In general, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years, did own) 10% or more of a corporation’s voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price.

Our Articles of Incorporation state that we have elected not to be governed by the “business combination” provisions, therefore such provisions currently do not apply to us.

Control Share Acquisitions

The “control share” provisions of Sections 78.378 to 78.3793, inclusive, of the NRS, which apply only to Nevada corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada, prohibit an acquirer, under certain circumstances, from voting its shares of a target corporation’s stock after crossing certain ownership threshold percentages, unless the acquirer obtains approval of the target corporation’s disinterested stockholders. The statute specifies three thresholds: one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power. Once an acquirer crosses one of the above thresholds, those shares in an offer or acquisition and acquired within 90 days thereof become “control shares” and such control shares are deprived of the right to vote until disinterested stockholders restore the right. These provisions also provide that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with statutory procedures established for dissenters’ rights.

Our Articles of Incorporation state that we have elected not to be governed by the “control share” provisions, therefore, they currently do not apply to us.

Indemnification

As permitted by Nevada law, our articles of incorporation, as amended, provide that we will indemnify our directors and officers against expenses and liabilities as they are incurred to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.  Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

OTHER MATTERS

The Board knows of no other business to come before the Special Meeting.  However, if any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.

Record Date

Our board of directors has fixed the close of business on January 23, 2014 as the record date for the determination of shareholders who are entitled to receive this information statement.  There were 165,000,000 shares of our common stock issued and outstanding on the Record Date.

Where You Can Find More Information

The Company is subject to the information and reporting requirements of the Securities Exchange Act and in accordance with the Exchange Act, we file periodic reports, such as our annual report, and other information with the SEC relating to our business, financial statements and other matters.  You may read and copy any document that we file at the public reference facilities of the SEC in Washington, D.C.  You may call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.  Our SEC filings are also available on the SEC’s website at www.sec.gov.

Pursuant to Authority of the Court Order

Mark O. Van Wagoner

Authorized Shareholder

January 24, 2014

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY BY MAIL OR BY FAX AT 801-531-9926. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING.  IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

FORM OF PROXY

TBSS INTERNATIONAL, INC.

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 18, 2014

THIS PROXY IS SOLICITED PURSUANT TO AUTHORITY GRANTED BY COURT ORDER AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT

The undersigned shareholder of TBSS International, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and appoints Mark O. Van Wagoner with full power of substitution, as Proxy or Proxies to vote as specified in this Proxy all the shares of common stock of the Company of the undersigned at the Special Meeting of Shareholders of the Company to the held at 12:00 P.M., Mountain Time, Tuesday, February 18, 2014, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder.  The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL TO ELECT EACH OF INDIVIDUALS IDENTIFIED IN THE PROXY STATEMENT WHICH ACCOMPANIED THIS PROXY AS DIRECTORS OF THE COMPANY DULY QUALIFYING THEM AS THE ONLY DIRECTORS OF THE COMPANY, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY THE DELIVERING TO THE COMPANY AT THE ADDRESS OF 170 SOUTH MAIN STREET, SUITE 1075, SALT LAKE CITY, UTAH 84101 OR FAXING TO 801-531-9926 EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON.

This Proxy is continued on the following page.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders

to be held on February 18, 2014:

____________________________________________________________________________________________

There are two ways to vote your Proxy – By Mail or by Fax Mark, sign and date your proxy card and return it in the pre-addressed postage-paid envelope we have provided or fax it to: 801-531-9926.	COMPANY #

If you vote by fax, please do not mail your Proxy Card

The Shareholders authorized to solicit this proxy by the Court Order Recommend a Vote FOR the election of each of following named individuals as the only directors of TBSS International, Inc.

PROPOSAL 1 – ELECTION OF DIRECTORS:

Mark O. Van Wagoner	.	FOR	.	WITHHELD	.	ABSTAIN

Michael R. Carleton	.	FOR	.	WITHHELD	.	ABSTAIN

Sherry Donnell	.	FOR	.	WITHHELD	.	ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL 1.

Address Change? Mark Box . Indicate changes below:	Date
Signature
Printed Name
Signature (if jointly held)
Printed Name

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.